Other income/(expenses), net	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Other income/(expenses), net

Note 7	Other income/(expenses), net
Gain from sale of Priority Review Voucher, net
The Company sold the Priority Review Voucher (PRV) received from the FDA for $103 million (€95 million) on February 2, 2024.
The Company was awarded a tropical disease PRV in November 2023 following the FDA’s approval of IXCHIQ, Valneva’s single-dose, live-attenuated vaccine indicated for the prevention of disease caused by the chikungunya virus.
The net gain from the sale of the PRV amounted to €90.8 million. This includes expenses in the amount of €4.2 million which refer to transaction fees as well as to expenses in connection with contractual payment obligations related to the PRV sale.
Remaining other income/(expenses), net
The remaining other income and expenses, net include the following:

	Six months ended June 30,
in € thousand	2025	2024
Research and development tax credit	2,792	3,610
Grant income	1,951	1,822
Gain/(loss) on disposal of fixed assets and intangible assets, net	(230)	48
Gain/(loss) from revaluation of lease agreements	—	723
Taxes, duties, fees, charges, other than income tax	(215)	(171)
Miscellaneous income/(expenses), net	258	324
OTHER INCOME AND EXPENSES, NET	4,555	6,357

Other operating income and expenses, net decreased by €1.8 million, or 28%, to €4.6 million for the six months ended June 30, 2025 primarily due to lower research and development tax credit income as well as by the absence of one-off gains from the revaluation of lease agreements recorded in 2024.
The gain from revaluation of lease agreements in 2024 came from the termination of a lease for a warehouse building in Livingston, Scotland, which was no longer in use.
The research and development tax credit in Austria decreased by €0.8 million due to a lower eligible expense base compared to the same period of 2024.

In the six months ended June 30, 2024, the Group recognized grant income from Scottish Enterprise, Scotland’s national economic development agency, of €1.8 million, while in the six months ended June 30, 2025, the amount recognized was €0.1 million.
As of June 30, 2025, Valneva had received and recognized €1.8 million (June 30, 2024: €0.0 million) as grant income related to an additional funding from CEPI (Coalition for Epidemic Preparedness Innovations), awarded in the second half of 2024.